                                                                      EXHIBIT 10



                        JUNE 2002 NOTE PURCHASE AGREEMENT

                                 BY AND BETWEEN

                                  NOVAVAX, INC.

                                       AND

                           KING PHARMACEUTICALS, INC.




                            DATED AS OF JUNE 26, 2002

                                TABLE OF CONTENTS

                                                                                                                 Page
                                                                                                                 ----
SECTION 1.           PURCHASE AND SALE OF THE CONVERTIBLE NOTE; USE OF PROCEEDS...................................3
         1.1      Sale and Issuance of the Convertible Note.......................................................3
         1.2      Closing.........................................................................................3
         1.3      Use of Proceeds.................................................................................3
SECTION 2.           REPRESENTATIONS AND WARRANTIES OF THE COMPANY................................................3
         2.1      Organization, Good Standing and Qualification...................................................3
         2.2      Authorization...................................................................................4
         2.3      Valid Issuance of the Note Shares and Listing...................................................4
         2.4      Capitalization; Indebtedness....................................................................5
         2.5      SEC Reports and Certain Changes.................................................................7
         2.6      Financial Statements and Title to Assets........................................................7
         2.7      Contracts.......................................................................................8
         2.8      Compliance and Permits..........................................................................8
         2.9      Compliance with Other Instruments...............................................................9
         2.10     Governmental Consents...........................................................................9
         2.11     Litigation......................................................................................9
         2.12     Taxes..........................................................................................10
         2.13     Intellectual Property..........................................................................10
         2.14     Brokerage......................................................................................10
SECTION 3.           REPRESENTATIONS AND WARRANTIES OF KING......................................................11
         3.1      Organization, Good Standing and Qualification..................................................11
         3.2      Authorization..................................................................................11
         3.3      Governmental Consents..........................................................................11
         3.4      Accredited Investor............................................................................11
         3.5      Brokerage......................................................................................11
SECTION 4.           FILINGS AND AUTHORIZATIONS..................................................................12
SECTION 5.           CONDITIONS TO OBLIGATION OF EACH PARTY TO EFFECT THE TRANSACTIONS CONTEMPLATED BY
                     THIS AGREEMENT..............................................................................12
SECTION 6.           CONDITIONS OF KING'S OBLIGATIONS AT THE
                     CLOSING.....................................................................................13
SECTION 7.           CONDITIONS OF THE COMPANY'S OBLIGATIONS AT
                     THE CLOSING.................................................................................14
SECTION 8.           MISCELLANEOUS...............................................................................16
         8.1      Survival.......................................................................................16
         8.2      Assignment; Successors and Assigns.............................................................16
         8.3      Governing Law..................................................................................16
         8.4      Counterparts...................................................................................16
         8.5      Titles and Subtitles...........................................................................17

         8.6      Notices........................................................................................17
         8.7      Expenses.......................................................................................18
         8.8      Publicity......................................................................................18
         8.9      Amendments and Waivers.........................................................................18
         8.10     Severability...................................................................................19
         8.11     Entire Agreement...............................................................................19
         8.12     Jurisdiction; Venue............................................................................19
         8.13     Specific Performance...........................................................................21
         8.14.    No Right of Setoff.............................................................................21

                                    Schedules

Schedule 2.4(b)......................................         Registration Rights
Schedule 2.4(c)......................................         Preemptive and Antidilution Rights
Schedule 2.4(d)......................................         Indebtedness
Schedule 2.14........................................         Brokerage

                             Index of Defined Terms

                                                                                                 Section
                                                                                                 -------
1995 Plan....................................................................................    2.4(a)
2001 10-K....................................................................................    2.5(a)
Agreement....................................................................................    PREAMBLE
Amended and Restated Investor Rights Agreement...............................................    RECITALS
Amendment to AVC(TM) Asset Purchase Agreement................................................    RECITALS
AVC Asset Purchase Agreement.................................................................    RECITALS
Closing......................................................................................    1.2(a)
Closing Date.................................................................................    1.2(a)
Common Stock.................................................................................    RECITALS
Company......................................................................................    PREAMBLE
Company Stock Option Plans...................................................................    2.4(a)
Convertible Note.............................................................................    RECITALS
December 2000 Note Purchase Agreement........................................................    RECITALS
Director Plan................................................................................    2.4(a)
Exchange.....................................................................................    2.3
Exchange Act.................................................................................    2.4(b)
Existing Warrants............................................................................    2.4(a)
First December 2000 Note.....................................................................    RECITALS
HSR Act......................................................................................    2.10
King.........................................................................................    PREAMBLE
Maryland Process Agent.......................................................................    8.12(c)
Material Adverse Effect......................................................................    2.1
Material Contracts...........................................................................    2.7
Nasdaq.......................................................................................    2.3
Note Shares..................................................................................    2.2
Preferred Stock..............................................................................    2.4(a)
Related Agreements...........................................................................    RECITALS
SEC..........................................................................................    2.5(a)
SEC Filings..................................................................................    2.5(a)
Second Amended and Restated Registration Rights Agreement....................................    RECITALS
Second December 2000 Note....................................................................    RECITALS
Securities Act...............................................................................    2.4(b)
September 2001 Note..........................................................................    RECITALS
September 2001 Note Purchase Agreement.......................................................    RECITALS
Tennessee Process Agent......................................................................    8.12(b)
Third Amendment to the Copromotion Agreement ................................................    RECITALS

                        JUNE 2002 NOTE PURCHASE AGREEMENT

         THIS JUNE 2002 NOTE PURCHASE AGREEMENT (this "Agreement") is made as of the 26th day of June, 2002 by and between NOVAVAX, INC., a Delaware corporation (the "Company"), and KING PHARMACEUTICALS, INC., a Tennessee corporation ("King").

         WHEREAS, King wishes to purchase from the Company, and the Company wishes to sell to King, a 4% Convertible Senior Note in the aggregate principal amount of Ten Million Dollars ($10,000,000) (the "Convertible Note"), all subject to and in accordance with the terms and conditions of this Agreement;

         WHEREAS, shares of common stock, par value $.01 per share, of the Company (the "Common Stock") shall be issuable upon the conversion of, and as interest payments on, the Convertible Note;

         WHEREAS, in connection with that certain Note Purchase Agreement dated as of December 19, 2000 between King and the Company (the "December 2000 Note Purchase Agreement"), the Company issued to King a 4% Convertible Senior Note in the aggregate principal amount of $20,000,000 (the "First December 2000 Note");

         WHEREAS, in connection with the December 2000 Note Purchase Agreement, the Company issued to King a 4% Convertible Senior Note in the aggregate principal amount of $5,000,000 (the "Second December 2000 Note");

         WHEREAS, in connection with that certain September 2001 Note Purchase Agreement dated as of September 7, 2001 between King and the Company (the "September 2001 Note Purchase Agreement"), the Company issued to King a 4% Convertible Senior Note in the aggregate principal amount of $5,000,000 (the "September 2001 Note");

         WHEREAS, in connection with the December 2000 Note Purchase Agreement, the Company and King entered into that certain Investor Rights Agreement dated as of December 19, 2000, which was amended in connection with the September 2001 Note Purchase Agreement by that certain First Amendment to Investor Rights Agreement dated September 7, 2001;

         WHEREAS, as a condition to the consummation of the Closing of this Agreement, King and the Company have agreed to enter into an Amended and Restated Investor Rights Agreement (the "Amended and Restated Investor Rights Agreement");

         WHEREAS, in connection with the September 2001 Note Purchase Agreement, the Company and King entered into that certain Amended and Restated Registration Rights Agreement dated as of September 7, 2001;

         WHEREAS, as a condition to the consummation of the Closing of this Agreement, King and the Company have agreed to enter into a Second Amended and Restated Registration Rights Agreement (the "Second Amended and Restated Registration Rights Agreement");

         WHEREAS, King and the Company are parties to that certain Agreement for Purchase and Sale of Assets Relating to AVC Product Line dated as of January 8, 2001 (the "AVC Asset Purchase Agreement");

         WHEREAS, as a condition to the consummation of the Closing of this Agreement, King and the Company have agreed to enter into a First Amendment to AVC Asset Purchase Agreement (the "Amendment to AVC Asset Purchase Agreement");

         WHEREAS, King and the Company are parties to that certain Copromotion Agreement dated as of January 8, 2001, as amended by that certain First Amendment to the Copromotion Agreement dated as of June 29, 2001, as further amended by that certain Second Amendment to the Copromotion Agreement dated as of June 29, 2001; and

         WHEREAS, as a condition to the consummation of the Closing of this Agreement, King and the Company have agreed to enter into a Third Amendment to the Copromotion Agreement (the "Third Amendment to the Copromotion Agreement" and together with the Amended and Restated Investor Rights Agreement, the Second Amended and Restated Registration Rights Agreement and the Amendment to AVC Asset Purchase Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Related Agreements").

         NOW THEREFORE, in consideration of the foregoing premises and the representations, warranties, covenants and agreements herein contained, the parties hereto, intending to be legally bound, agree as follows:

SECTION 1.        PURCHASE AND SALE OF THE CONVERTIBLE NOTE; USE OF PROCEEDS.

         1.1      SALE AND ISSUANCE OF THE CONVERTIBLE NOTE.

                  Subject to the terms and conditions of this Agreement, the Company agrees to sell and issue to King, and King agrees to purchase from the Company, the Convertible Note.

         1.2      CLOSING.

                  (a) The closing for the purchase and sale of the Convertible Note pursuant to this Agreement (the "Closing"), shall, subject to the satisfaction or waiver of the applicable conditions set forth in Sections 5, 6 and 7 hereof, take place at the offices of Hogan & Hartson L.L.P., 8300 Greensboro Drive, McLean, Virginia 22102, on the date of this Agreement, or on such other date, and at such other place, as the parties mutually agree in writing (the date on which the Closing shall occur, the "Closing Date").

                  (b) At the Closing, among other things, the Company shall deliver to King the fully executed Convertible Note. In consideration of such delivery, King shall deliver to the Company the amount of the principal of the Convertible Note in immediately available funds by wire transfer of funds to the Company's designated bank account.

         1.3      USE OF PROCEEDS.

                  All of the proceeds received from King pursuant to
Section 1.2(b) hereof shall be used by the Company solely for general working capital purposes, capital expenditures and in the operation of the Company's business.

SECTION 2.        REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company hereby represents and warrants to King that:

         2.1      ORGANIZATION, GOOD STANDING AND QUALIFICATION.

         The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on the business, operations, properties, assets, prospects or condition (financial or otherwise) of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect"). Except as disclosed in the 2001 10-K (as defined below), the Company has no subsidiaries.

         2.2      AUTHORIZATION.

                  The Company has all requisite corporate power and authority
(a) to execute, deliver and perform its obligations under this Agreement, the Convertible Note and the Related Agreements, (b) to issue the Convertible Note and the shares of Common Stock issuable upon the conversion of, and as interest payments on, the Convertible Note (the "Note Shares"), in the manner and for the purpose contemplated by this Agreement, the Convertible Note and the Related Agreements, and (c) to execute, deliver and perform its obligations under all other agreements and instruments executed and delivered by it pursuant to or in connection with this Agreement and the Related Agreements. All corporate action on the part of the Company, its officers, directors and stockholders for the authorization, execution and delivery of this Agreement and the Related Agreements and the performance of all obligations of the Company hereunder and thereunder and the authorization, issuance (or reservation for issuance) and delivery of the Convertible Note and the Note Shares (when issued) has been taken or will be taken prior to the Closing. This Agreement constitutes and the Convertible Note and the Related Agreements when executed by the Company will constitute, valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except (x) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally and (y) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

         2.3      VALID ISSUANCE OF THE NOTE SHARES AND LISTING.

                  The Note Shares will be duly and validly issued, fully paid and nonassessable and not subject to preemptive or similar rights, and such Note Shares will be issued in compliance with all applicable federal and state securities laws, when issued, sold and delivered in accordance with the terms of the Convertible Note and the Amended and Restated Investor Rights Agreement for the consideration expressed therein. The Note Shares will be listed on the principal U.S. national securities exchange on which the Common Stock is listed or, if the Common Stock is listed on the Nasdaq National Market ("Nasdaq"), then the Note Shares will be listed on Nasdaq (such place of listing of the Note Shares, the "Exchange"), subject only to official notice of issuance. No approval of the stockholders of the Company is required to issue the

Convertible Note or the Note Shares.

         2.4      CAPITALIZATION; INDEBTEDNESS.

                  (a) The authorized capital stock of the Company consists of fifty million (50,000,000) shares of Common Stock and two million (2,000,000) shares of preferred stock, $.01 par value per share (the "Preferred Stock"). As of June 24, 2002: (i) twenty-four million six hundred sixty thousand nine hundred fifty-seven (24,660,957) shares of Common Stock were issued and outstanding; (ii) four million three hundred twenty-one thousand nine hundred sixteen (4,321,916) shares of Common Stock were reserved for issuance upon the exercise of outstanding stock options or other rights to purchase or receive the Common Stock granted under the Company's 1995 Stock Option Plan, as amended (the "1995 Plan"); (iii) two hundred sixty thousand (260,000) shares of Common Stock were reserved for issuance upon the exercise of outstanding stock options or other rights to receive the Common Stock granted under the Company's Director Stock Option Plan (the "Director Plan" and together with the 1995 Plan, the "Company Stock Option Plans"); (iv) two million (2,000,000) shares of Common Stock were reserved for issuance upon the conversion of the First December 2000 Note; (v) five hundred thousand (500,000) shares of Common Stock were reserved for issuance upon the conversion of the Second December 2000 Note; (vi) three hundred sixty thousand four hundred ninety (360,490) shares of Common Stock were reserved for issuance upon the conversion of the September 2001 Note; (vii) one million seven hundred ninety-eight thousand five hundred sixty-one (1,798,561) shares of Common Stock were reserved for issuance upon conversion of the Convertible Note; (viii) five hundred fifty-nine thousand five hundred thirty-two (559,532) shares of Common Stock were held by the Company in the Company's treasury; (ix) no shares of Preferred Stock were issued or outstanding; and (x) warrants to purchase two hundred seventy thousand five hundred sixty-two (270,562) shares of Common Stock were issued and outstanding (the "Existing Warrants").

                  (b) All outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive or similar rights. Except as set forth in this Section
2.4 and except for changes resulting from the issuance of shares of Common Stock pursuant to the Company Stock Option Plans and the Existing Warrants, or as expressly permitted by this Agreement or the Related Agreements, (i) there are not issued, reserved for issuance or outstanding (A) any shares of capital stock or other voting securities of the Company, (B) any securities of the Company or any Company subsidiary convertible into or exchangeable or exercisable for shares of capital stock or voting securities of or ownership interests in the

Company or any Company subsidiary, or (C) any warrants, calls, options or other rights to acquire from the Company or any Company subsidiary, or any obligation of the Company or any Company subsidiary to issue, any capital stock, voting securities or other ownership interests in, or securities convertible into or exchangeable or exercisable for capital stock or voting securities of or other ownership interests in, the Company or any Company subsidiary, (ii) there are no outstanding obligations of the Company or any Company subsidiary to repurchase, redeem or otherwise acquire any such securities or to issue, deliver or sell, or cause to be issued, delivered or sold, any such securities, and (iii) except as contemplated in this Agreement or the Related Agreements or as set forth on
Schedule 2.4(b), the Company is not presently under any obligation, has not agreed or committed, and has not granted rights, to register under the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise file any registration statement under the Securities Act or the Exchange Act covering, any of its currently outstanding capital stock or other securities or any of its capital stock or other securities that may be subsequently issued.

                  (c) Except as provided for in this Agreement or the Related Agreements and except as set forth on Schedule 2.4(c), neither the Company nor any Company subsidiary is a party to any agreement granting any preemptive or antidilutive rights with respect to any securities of the Company or any Company subsidiary that are outstanding as of the date hereof, or with respect to any securities of the Company or any Company subsidiary that may be subsequently issued upon the conversion or exercise of any instrument outstanding as of the date hereof. Except as set forth on Schedule 2.4(c) hereto, the execution, delivery and performance of this Agreement and the Related Agreements and the issuance of the Convertible Note and the Note Shares will not trigger any of the preemptive or antidilutive rights under any of the agreements set forth on such Schedule 2.4(c). Other than the Fielding Pharmaceutical Company, the Company does not directly or indirectly beneficially own any securities or other beneficial ownership interests in any other person.

                  (d) Except for the Convertible Note to be issued hereunder, the First December 2000 Note, the Second December 2000 Note and the September 2001 Note and except as set forth on Schedule 2.4(d) hereto, the Company has no Indebtedness (as defined in the Amended and Restated Investor Rights Agreement).

         2.5      SEC REPORTS AND CERTAIN CHANGES.

                  (a) The Company has heretofore filed with the United States Securities and Exchange Commission (the "SEC") all forms, statements, reports and documents (together with all exhibits, amendments and supplements thereto, the "SEC Filings") required to be filed by the Company under each of the Securities Act and the Exchange Act and the SEC rules and regulations thereunder, including an Annual Report on Form 10-K for the year ended December 31, 2001 (the "2001 10-K"). As of their respective filing dates, none of the SEC Filings, at the time they were filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading. Since September 7, 2001, the Company has timely filed with the SEC all SEC Filings required to be filed since such date, and all such SEC Filings complied with all applicable requirements of the Securities Act and the Exchange Act, as applicable, and the rules and regulations thereunder. The Company has previously made available or delivered to King copies of the SEC Filings.

                  (b) Since December 31, 2001, and except as set forth in SEC Filings or otherwise previously disclosed to King in writing, there has been no change in the business, assets, liabilities, financial condition or operating results of the Company from that reflected in the 2001 10-K, except changes in the ordinary course of business that have not, individually or in the aggregate, resulted in and are not reasonably expected to result in a Material Adverse Effect.

         2.6      FINANCIAL STATEMENTS AND TITLE TO ASSETS.

                  The audited consolidated financial statements of the Company included or incorporated by reference in the 2001 10-K and the unaudited interim financial statements contained in the quarterly report on Form 10-Q for the first quarter in the year ending December 31, 2002 have been prepared in accordance with the published rules and regulations of the SEC and with U.S. generally accepted accounting principles applied on a consistent basis throughout the periods indicated therein and with each other, except as may be indicated therein or in the notes thereto, and fairly present in all material respects the financial condition of the Company and its subsidiaries as of the respective dates thereof and the results of their operations and statements of cash flows for the respective periods then ended. Except as reflected in such financial statements, the Company and its subsidiaries have no material liabilities, absolute or contingent, other than ordinary course liabilities incurred since the date of the last such financial statements in connection with the conduct of the business of the Company and its subsidiaries. Except as otherwise set forth in the SEC Filings, the Company and its subsidiaries have (a) good and marketable title to all material property and assets reflected as owned by the Company or its subsidiaries in the financial statements to the 2001 10-K (or as disclosed in the SEC Filings), and
(b) valid and enforceable leasehold interests in all material property and assets reflected as leased by the Company or its subsidiaries in the financial statements to the 2001 10-K (or as disclosed in the SEC Filings).

         2.7      CONTRACTS.

                  With respect to each of the material contracts, commitments and agreements of the Company and its subsidiaries ("Material Contracts"), neither the Company nor any of its subsidiaries is, or has actual knowledge that any other party is, in default under or in respect of any Material Contract, the result of which default would have a Material Adverse Effect.

         2.8      COMPLIANCE AND PERMITS.

                  (a) Except as disclosed in the SEC Filings, each of the Company and its subsidiaries has complied with, and is not in default under or in violation of, (i) its Certificate of Incorporation, By-laws or other organizational document or (ii) any laws, ordinances and regulations or other governmental restrictions, orders, judgments or decrees applicable to the Company or any of its subsidiaries, except, in the case of clause (ii), for any such default or violation which would not have a Material Adverse Effect. Except as disclosed in the SEC Filings, neither the Company nor any of its subsidiaries has received notice of any possible or actual violation of any applicable law, ordinance, regulation, or order, the result of which violation would be reasonably expected to have a Material Adverse Effect. Neither the execution and delivery of this Agreement, the Convertible Note or the Related Agreements, nor the consummation of the transactions contemplated hereby or thereby will violate, conflict with or result in a breach or result in the acceleration or termination of, or the creation in any third party of the right to accelerate, terminate, modify or cancel, any material indenture, contract, lease, sublease, loan agreement, note or other material obligation or liability to which the Company or any of its subsidiaries is a party or is bound or to which any of its assets are subject.

                  (b) Except as disclosed in SEC Filings, each of the Company and its subsidiaries has, and is not in default in any material respect under, all governmental franchises, permits, licenses, and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which would be reasonably expected to have a Material Adverse Effect.

         2.9      COMPLIANCE WITH OTHER INSTRUMENTS.

                  The execution, delivery and performance of this Agreement or any of the Related Agreements and the transactions contemplated hereby and thereby will not result in any violation of or constitute, with or without the passage of time and the giving of notice, a default under any provision of (a) the Certificate of Incorporation, By-laws or other organizational document of the Company or any of its subsidiaries or (b) any material provision of any material indenture, agreement or other instrument by which the Company or any of its subsidiaries or any of their properties or assets are bound, or result in the creation or imposition of any lien, or encumbrance upon any of the material properties or assets of the Company or any of its subsidiaries, except, in the case of clause (b), for any such default or violation which would not have in any such event a Material Adverse Effect.

         2.10     GOVERNMENTAL CONSENTS.

                  Except for (a) any notification required to be filed or supplied pursuant to the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended, and the rules promulgated thereunder (the "HSR Act") in connection with the conversion of the Convertible Note, (b) registration of the Note Shares under the Securities Act pursuant to the Second Amended and Restated Registration Rights Agreement, (c) listing of the Note Shares on the Exchange, and (d) any filings required under federal and state securities laws in connection with the issuance of the Convertible Note or the Note Shares, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Company in connection with the Company's valid execution, delivery and performance of this Agreement, the Convertible Note or any of the Related Agreements. The filings under federal and state securities laws, if any, will be effected by the Company at its cost within the applicable stipulated statutory period.

         2.11     LITIGATION.

                  There is no action, suit, proceeding or investigation pending or, to the knowledge of the Company, currently threatened against the Company or any of its subsidiaries which questions the validity of this Agreement, the Convertible Note or the Related Agreements, or the right of the Company to enter into such agreements and instruments or to consummate the transactions contemplated hereby or thereby. Except as disclosed in SEC Filings, there is no action, suit, proceeding or investigation pending or, to the knowledge of the Company, currently threatened against the Company, which singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have or would reasonably be expected to have a Material Adverse Effect.

         2.12     TAXES.

                  Each of the Company and its subsidiaries has filed all federal, state, foreign and other tax returns which are required to be filed and has heretofore paid all taxes which have become due and payable, except where the failure to file or pay would not be reasonably expected to have a Material Adverse Effect.

         2.13     INTELLECTUAL PROPERTY.

                  Except as disclosed in the SEC Filings, to the knowledge of the Company, each of the Company and its subsidiaries owns, or possesses adequate rights to use, all of the patents, patent rights, trade secrets, know-how, proprietary techniques, including processes and substances, trademarks, service marks, trade names and copyrights described or referred to in the SEC Filings or owned or used by it or which is necessary for the conduct of its business as presently conducted, except where the failure to own or possess such patents, patent rights, trade secrets, know-how, proprietary techniques, including processes and substances, trademarks, service marks, trade names and copyrights would not have a Material Adverse Effect. Except as disclosed in the SEC Filings, neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any patents, patent rights, trade secrets, know-how, proprietary techniques, including processes and substances, trademarks, service marks, trade names and copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would be reasonably expected to have a Material Adverse Effect.

         2.14     BROKERAGE.

                  Except as set forth on Schedule 2.14 hereto, there are no claims, agreements, or commitments for brokerage commissions or finder's fees or similar compensation in connection with the transactions contemplated by this Agreement or otherwise, based on any arrangement made by or on behalf of the Company or any of its subsidiaries, and the Company agrees to indemnify and hold King harmless against any damages incurred as a result of any such claim, agreement, or commitment.

SECTION  3.       REPRESENTATIONS AND WARRANTIES OF KING.

         King hereby represents and warrants that:

         3.1      ORGANIZATION, GOOD STANDING AND QUALIFICATION.

                  King is a corporation duly organized, validly existing and in good standing under the laws of the State of Tennessee and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted.

         3.2      AUTHORIZATION.

                  All corporate action on the part of King, its officers and directors necessary for the authorization, execution and delivery of this Agreement and each of the Related Agreements and the performance of all obligations of King hereunder and thereunder has been taken or will be taken prior to the Closing, and this Agreement constitutes, and each of the Related Agreements when executed by King will constitute, valid and legally binding obligations of King enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting the enforcement of creditors' rights generally, and (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

         3.3      GOVERNMENTAL CONSENTS.

                  Other than matters contemplated by this Agreement and any filings required to be made or supplied pursuant to Section 13 or 16 of the Exchange Act or the HSR Act, in connection with the issuance or conversion of the Convertible Note, or the issuance of Note Shares in payment of interest on the Convertible Note, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of King in connection with King's valid execution, delivery and performance of this Agreement and the Related Agreements.

         3.4      ACCREDITED INVESTOR.

                  King is an "accredited investor" as such term is defined in Rule 501(a) of the Securities Act and is purchasing the Convertible Note and the underlying Note Shares for its own account for investment purpose. King has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the

Convertible Note (and the underlying Note Shares) and is capable of bearing the economic risks of such investment.

         3.5      BROKERAGE.

                  There are no claims, agreements, or commitments for brokerage commissions or finder's fees or similar compensation in connection with the transactions contemplated by this Agreement or otherwise, based on any arrangement made by or on behalf of King or any of its subsidiaries or affiliates, and King agrees to indemnify and hold the Company harmless against any damages incurred as a result of any such claim, agreement, or commitment.

SECTION 4.        FILINGS AND AUTHORIZATIONS.

         The Company and King, as promptly as practicable, (a) will make, or cause to be made, all such other filings and submissions under laws, rules and regulations applicable to them as may be required for them to consummate the transactions contemplated hereby in accordance with the terms of this Agreement and the Related Agreements and (b) will use reasonable efforts to obtain, or cause to be obtained, all authorizations, approvals, consents and waivers from all governmental authorities necessary to be obtained by them in order for them to consummate such transactions.

SECTION 5. CONDITIONS TO OBLIGATION OF EACH PARTY TO EFFECT THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

                  The obligation of each party to effect the transactions contemplated by this Agreement shall be subject to the fulfillment at or prior to the date of the Closing of the following conditions:

                  (a) all governmental and other consents and approvals, if any, necessary to permit the consummation of the transactions contemplated by this Agreement and the Related Agreement shall have been obtained; and

                  (b) no stop order or other order enjoining the sale of the Convertible Note at the Closing shall have been issued and no proceedings for such purpose shall be pending or, to the knowledge of the Company, threatened by the SEC or any commissioner of corporations or similar officer of any state having jurisdiction over the transactions contemplated by this Agreement or any of the Related Agreements and no preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission nor any statute, rule, regulation or executive order promulgated or enacted by any governmental authority shall be in effect that would restrain or otherwise prevent the consummation of the transactions contemplated by this Agreement or any of the Related Agreements.

SECTION 6.        CONDITIONS OF KING'S OBLIGATIONS AT THE CLOSING.

         The obligations of King to consummate the Closing under this Agreement are subject to the fulfillment on or before the Closing Date of the following conditions, the waiver of which shall not be effective without the written consent of King thereto:

         (a) Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the date of such Closing (except for representations and warranties that speak as of a specific time, which need only be true and correct in all material respects as of such date or time).

         (b) Performance. The Company shall have performed and complied in all material respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

         (c) Compliance Certificate. An authorized executive officer of the Company shall have delivered to King a certificate certifying that the conditions specified in Section 6(a) and Section 6(b) have been fulfilled.

         (d) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to King, and King shall have received all such counterpart original and certified or other copies of such documents as King may reasonably request.

         (e) Certificate. At the Closing, the Company shall have furnished to King a certificate, signed by an authorized executive officer of the Company, certifying: (i) the due organization and good standing of the Company; (ii) the corporate resolutions of the Company authorizing the transactions contemplated by this Agreement and the Related Agreements; and (iii) the incumbency of officers of the Company executing this Agreement and the other instruments or certificates delivered at the Closing.

         (f) Opinion of Counsel. At the Closing, the Company shall have furnished to King an opinion of White & McNamara, P.C. in a form reasonably acceptable to King.

         (g) Delivery of the Convertible Note. At the Closing, the Company shall have delivered the fully executed Convertible Note.

         (h) Listing. The Note Shares shall have been approved for listing on the Exchange.


         (i) Second Amended and Restated Registration Rights Agreement. At the Closing, the Company shall have entered into the Second Amended and Restated Registration Rights Agreement and such Second Amended and Restated Registration Rights Agreement shall be in full force and effect.

         (j) Amended and Restated Investor Rights Agreement. At the Closing, the Company shall have entered into the Amended and Restated Investor Rights Agreement and such Amended and Restated Investor Rights Agreement shall be in full force and effect.

         (k) Amendment to AVC Asset Purchase Agreement. At the Closing, the Company shall have entered into the Amendment to AVC Asset Purchase Agreement and such Amendment to AVC Asset Purchase Agreement shall be in full force and effect.

         (l) Third Amendment to the Copromotion Agreement. At the Closing, the Company shall have entered into the Third Amendment to the Copromotion Agreement and such Third Amendment to the Copromotion Agreement shall be in full force and effect.

         (m) Other Documentation. The Company shall have furnished to King such other instruments and documents, in form and substance reasonably acceptable to King, as may be necessary to effect the Closing.

SECTION 7.        CONDITIONS OF THE COMPANY'S OBLIGATIONS AT THE CLOSING.

         The obligations of the Company to consummate the Closing under this Agreement are subject to the fulfillment on or before the Closing of the following conditions, the waiver of which shall not be effective without the written consent of the Company thereto:

         (a) Representations and Warranties. The representations and warranties of King contained in Section 3 shall be true in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of such Closing (except for representations and warranties that speak as of a specific time, which need only be true and correct in all material respects as of such date or time).

         (b) Performance. King shall have performed and complied in all material respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing, and all corporate or other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and in substance to the Company.

         (c) Compliance Certificate. An officer of King shall have delivered to the Company a certificate certifying that the conditions specified in Section 7(a) and Section 7(b) have been fulfilled.

         (d) Payment of Purchase Price. At the Closing, King shall have delivered to the Company the amount of the principal of the Convertible Note in immediately available funds by wire transfer of funds to the Company's designated bank account.

         (e) Second Amended and Restated Registration Rights Agreement. At the Closing, King shall have entered into the Second Amended and Restated Registration Rights Agreement and such Second Amended and Restated Registration Rights Agreement shall be in full force and effect.

         (f) Amended and Restated Investor Rights Agreement. At the Closing, King shall have entered into the Amended and Restated Investor Rights Agreement and such Amended and Restated Investor Rights Agreement shall be in full force and effect.

         (g) Amendment to AVC Asset Purchase Agreement. At the Closing, King shall have entered into the Amendment to AVC Asset Purchase Agreement and such Amendment to AVC Asset Purchase Agreement shall be in full force and effect.

         (h) Third Amendment to the Copromotion Agreement. At the Closing, King shall have entered into the Third Amendment to the Copromotion Agreement and such Third Amendment to the Copromotion Agreement shall be in full force and effect.

         (i) Other Documentation. King shall have furnished to the Company such other instruments and documents, in form and substance reasonably acceptable to the Company, as may be necessary to effect the Closing.

SECTION 8.        MISCELLANEOUS.

         8.1      SURVIVAL.

                  All representations, warranties and covenants contained herein or made in writing by or on behalf of the Company in connection herewith shall survive the execution and delivery of this Agreement and the Convertible Note, the transfer by King of the Convertible Note or Note Shares or portion thereof or interest therein and the payment or conversion of the Convertible Note, and may be relied upon by any transferee of the Convertible Note or Note Shares, regardless of any investigation made at any time by or on behalf of King or any transferee. All representations, warranties and covenants contained herein made by King or any holder of the Convertible Note shall survive the execution and delivery of this Agreement and the Convertible Note, and may be relied upon by the Company and its successors and assigns.

         8.2      ASSIGNMENT; SUCCESSORS AND ASSIGNS.

                  Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by the parties hereto without the prior written consent of the other party. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

         8.3      GOVERNING LAW.

                  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

         8.4      COUNTERPARTS.

                  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         8.5      TITLES AND SUBTITLES.

                  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         8.6      NOTICES.

                  All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when (a) delivered personally to the recipient, (b) telecopied to the recipient (with hard copy sent to the recipient by reputable overnight courier service (charges prepaid) that same day) if telecopied before 5:00 p.m. Eastern time on a business day, and otherwise on the next business day, or (c) one business day after being sent to the recipient by reputable overnight courier service (charges prepaid). Such notices, demands and other communications shall be sent to the following persons at the following addresses:

                  To the Company:

                  Novavax, Inc.
                  8320 Guilford Road
                  Columbia, Maryland  21046
                  Attn:  Chief Executive Officer
                  Telecopy:  (301) 854-3902

                  with a copy (which shall not constitute notice) to:

                  Novavax, Inc.
                  8320 Guilford Road
                  Columbia, Maryland  21046
                  Attn:  Ann P. McGeehan, Esq.
                         Vice President and General Counsel
                  Telecopy:  (301) 854-3902

                  To King:

                  King Pharmaceuticals, Inc.
                  501 Fifth Street
                  Bristol, Tennessee 37620
                  Attn: Executive Vice President of Legal Affairs
                        and General Counsel
                  Telecopy: (423) 989-6282

                  with a copy (which shall not constitute notice) to:

                  Hogan & Hartson L.L.P.
                  8300 Greensboro Drive
                  McLean, Virginia 22102
                  Attn: Richard T. Horan, Jr.
                        Thomas E. Repke
                  Telecopy: (703) 610-6200

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

         8.7      EXPENSES.

                  Irrespective of whether the Closing is effected, each party shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement. Notwithstanding the foregoing, the Company shall pay any and all stamp, transfer and other similar taxes payable or determined to be payable in connection with the execution and delivery of this Agreement or any securities purchased from the Company hereunder, and shall save and hold King harmless from and against any and all liabilities with respect to or resulting from any delay in paying, or omission to pay, such taxes.

         8.8      PUBLICITY.

                  Except for information which is required to be disclosed by applicable law, neither party hereto shall issue any press releases or public statements with regard to this Agreement or the Convertible Note without first seeking the approval of the other party, which shall not be unreasonably withheld or delayed.

         8.9      AMENDMENTS AND WAIVERS.

                  Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and King. Any amendment or waiver effected in accordance with this Section 8.9 shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding, each future holder of all such securities, and the Company.

         8.10     SEVERABILITY.

                  If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

         8.11     ENTIRE AGREEMENT.

                  This Agreement and the Related Agreements constitute the entire agreement between the parties with respect to the subject matter hereof, and supersede all prior written agreements and negotiations and oral understandings, if any, with respect to such subject matter, and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants with respect to the subject matter hereof, except as specifically set forth herein or therein.

         8.12     JURISDICTION; VENUE.

                  (a) Each of the Company and King hereby waives personal service of any process upon it in connection with any suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, and hereby covenants and agrees that all such service of process may be made in the manner set forth in Section 8.6 with the same effect as though served on it personally.

                  (b) The Company hereby covenants and agrees that any suit, action or proceeding initiated by the Company against King, its affiliates, subsidiaries, successors and/or assigns arising out of or relating to this Agreement or the transactions contemplated hereby shall be brought exclusively in the federal courts located in and/or state courts of the State of Tennessee. In the event of any such suit, action or proceeding initiated by the Company, each of the Company and King hereby submits to the exclusive jurisdiction and venue of the federal courts located in and state courts of the State of Tennessee and hereby waives any and all objections based on jurisdiction or venue that such party may have under applicable law or the Federal Rules of Civil Procedure. The Company hereby irrevocably designates CT Corporation in the State of Tennessee (the "Tennessee Process Agent") as its designee, appointee and agent to receive, for and on its behalf, service of process in the State of Tennessee in any such suit, action or proceedings with respect to this Agreement and the transactions contemplated hereby. Service on the Tennessee Process Agent shall be deemed complete upon delivery thereof to the Tennessee Process Agent, provided that, in the case of any such service upon the Tennessee Process Agent, King shall also deliver a copy thereof to the Company in accordance with the notice provision set forth in Section 8.6. The Company shall take all such action as may be necessary to continue the appointment of the Tennessee Process Agent in full force and effect or to appoint another agent, who shall thereafter be referred to herein as the "Tennessee Process Agent", so that the Company shall at all times have an agent for service for the foregoing purposes in the State of Tennessee.

                  (c) King hereby covenants and agrees that any suit, action or proceeding initiated by King against the Company, its affiliates, subsidiaries, successors and/or assigns arising out of or relating to this Agreement or the transactions contemplated hereby shall be brought exclusively in the federal courts located in and/or state courts of the State of Maryland. In the event of any such suit, action or proceeding initiated by King, each of the Company and King hereby submits to the exclusive jurisdiction and venue of the federal courts located in and state courts of the State of Maryland and hereby waives any and all objections based on jurisdiction or venue that such party may have under applicable law or the, Federal Rules of Civil Procedure. King hereby irrevocably designates CT Corporation in the State of Maryland (the "Maryland Process Agent"), as its designee, appointee and agent to receive, for and on its behalf, service of process in the State of Maryland in any such suit, action or proceedings with respect to this Agreement and the transactions contemplated hereby. Service on the Maryland Process Agent shall be deemed complete upon delivery thereof to the Maryland Process Agent, provided that in the case of any such service upon the Maryland Process Agent, the Company shall also deliver a copy thereof to King in accordance with the notice provision set forth in

Section 8.6. King shall take all such action as may be necessary to continue the appointment of the Maryland Process Agent in full force and effect or to appoint another agent, who shall thereafter be referred to herein as the "Maryland Process Agent", so that King shall at all times have an agent for service for the foregoing purposes in the State of Maryland.

         8.13     SPECIFIC PERFORMANCE.

                  The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled, in addition to any other remedy provided by this Agreement or in law or at equity, to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof.

         8.14     NO RIGHT OF SETOFF.

                  NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, THE COMPANY HEREBY EXPRESSLY WAIVES, AND SHALL BE PROHIBITED FROM ENFORCING OR SEEKING TO ENFORCE, ANY RIGHT OR REMEDY (INCLUDING, WITHOUT LIMITATION, ANY COMMON LAW RIGHT OR REMEDY) TO SET OFF, COUNTERCLAIM, DEDUCT OR OTHERWISE REDUCE ANY AMOUNT WHICH THE COMPANY MAY BE ENTITLED TO RECEIVE FROM KING OR ITS AFFILIATES AGAINST ANY AMOUNTS PAYABLE UNDER THE CONVERTIBLE NOTE OR THE OTHER NOTES (AS THAT TERM IS DEFINED IN THE CONVERTIBLE NOTE).


             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

         IN WITNESS WHEREOF, the parties have executed this June 2002 Note Purchase Agreement as of the date first above written.



                                        NOVAVAX, INC.



                                        By:    /s/ John Spears
                                              -----------------------------
                                        Name:  John Spears
                                              -----------------------------
                                        Title: President & CEO
                                              -----------------------------


                                        KING PHARMACEUTICALS, INC.



                                        By:    /s/ John A. A. Bellamy
                                              -----------------------------
                                        Name:  John A. A. Bellamy
                                              -----------------------------
                                        Title: Executive Vice President and
                                              -----------------------------
                                               General Counsel
                                              -----------------------------